UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 10, 2009

POP STARZ VENTURES 3, INC.

(Exact Name of Registrant as Specified in Its Charter)

(Former Name of Registrant)

Delaware

(State or Other Jurisdiction of Incorporation)

000-53412	26-3142811
(Commission File Number)	(IRS Employer Identification No.)

1739 CreekStone Circle San Jose, CA	95133
(Address of Principal Executive Offices)	(Zip Code)

(408) 691-0806

(Registrant’s Telephone Number, Including Area Code)

150 E. Angeleno Ave. Suite 1426

Burbank, CA 91502

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters related to Accountants and Financial Statements

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)	On September 11th 2009, the Registrant dismissed Stan J.H. Lee, CPA (“Lee”) as its independent registered public accounting firm. Lee audited the Registrant’s August 31, 2008 financial statements.

(b)

The report issued by Lee in connection with the audit of the Registrant for the year ended August 31, 2008 did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope, or accounting principles, except that the Company’s report expressed substantial doubt about the registrants ability to continue as a going concern. There have been no disagreements with Lee on any matters of   accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the Company, would have caused the Company to make a reference to the subject matter of such disagreement in connection with its audited report or interim financial statements.

(c)

Also on September 11, 2009 the Company’s Board of Directors approved the engagement of Malone & Bailey as the Company’s independent auditor and independent registered public accounting firm. Until the appointment of Malone & Bailey the Company’s Board of Directors, there was no prior relationship between the Company and Malone & Bailey as its principal accountant to audit the Registrant’s financial statements.

(d)

During the most recent fiscal year ended August 31st 2008 and the subsequent period to and including September 11th 2009, the Registrant has not consulted with Malone & Bailey regarding any of the following: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Registrant’s respective financial statements, and neither a written report nor oral advice was provided to the Registrant that Malone & Bailey concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue, or (3) any other matters.

The Registrant delivered a copy of this Report on Form 8-K to Lee on September 17, 2009 and requested that a letter addressed to the Securities and Exchange Commission be provided stating whether or not Lee agrees with the statements made by the Registrant herein and, if not, stating the respects in which it does not agree. A copy of Mr. Lee’s letter will be submitted by amendment to this Form 8-k.

Section 5 – Corporate Governance and Management

Item 5.01	Change in Control of Registrant

On September 10th 2009 (the “Effective Date”), pursuant to the terms of a Stock Purchase and Sale Agreement, a copy of which is attached hereto and marked Exhibit 10.1, Catalyst Financial Group, Inc., purchased a total of 945,000 shares of the issued and outstanding common stock of Pop Starz Ventures 3, Inc. (the “Company”) from the Tucker Family Spendthrift Trust, (the “Seller”), for an aggregate of $19,000 in cash. The total of 945,000 shares represented approximately 90.4 % of the shares of issued and outstanding common stock of the Company at the time of transfer. As part of the acquisition, and pursuant to the Stock Purchase and Sale Agreement. Kenneth Green is the president and the principal shareholder of Catalyst Financial Group.

In connection with the execution of the Stock Purchase and Sale Agreement, the following events have taken place with respect to the Company’s directors and officers:

(a)	On September 10th 2009 Kenneth Green was appointed to the Company’s Board of Directors.

(b)	Michelle Tucker, then resigned as a member of the Company’s Board of Directors. She then tendered her resignation as president, chief executive officer, secretary and treasurer of the Company.

(c)	On September 10, 2009 Mr. Green was also appointed the Company’s Chief Executive Officer, President, Chief Financial Officer, Secretary and Treasurer .

Also in connection with the change in control, the Company changed its executive offices to 1739 Creekstone Circle San Jose, California 95133.

Item 5.02   Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As more fully set forth in Item 5.01 above, Michelle Tucker resigned as a member of the Company’s Board of Directors. She also tendered her resignation with respect to all positions held as an officer of the Company. Her resignation was tendered as a result of the execution of the Stock Purchase and Sale Agreement. There was no disagreement between Ms. Tucker and the Company.

As more fully set forth in Item 5.01 above, Kenneth Green now serves as the Company’s sole officer and director.

Kenneth Green President/CEO/CFO/Secretary/Treasurer: Mr. Green serves as a management consultant specializing in marketing, sales, business analysis, organizational management, information systems implementation, consumer product marketing promotions, consumer trade shows, and strategic alliances for charter airline operations, FBO’s, a major national food retailer chain, commercial fuel distributors, commercial construction operations, automobile dealers, automobile parts distributors, aviation parts distributors, wineries, craft breweries, artisan dairies, organic food operations, merchant banks, capital leasing companies, and other middle market operations. Aviation projects frequently required interface with various Federal agencies---DOD, and FAA, founded Catalyst Ventures Inc (CTLV:OTCBB), founded Catalyst Financial Group Inc (CATG), and The Artisan Food Group, a specialty food production holding company. In 1981 Mr. Green graduated from San Jose State University, San Jose, California with a Bachelor of Science Degree in Marketing. In 1987 Mr Green graduated from the University of Phoenix, San Jose Extension Campus MBA Program.

The Company has not entered into any type of compensatory agreement with any of its newly appointed officers or directors.

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 11th 2009, the Board of Directors of the Registrant approved a proposal to amend its certificate of incorporation to change the name of the Registrant to Catalyst Holding Group Incorporated. The resolution was approved by the shareholders owning 100% of the Company’s issued and outstanding shares of common stock. At a special meeting of shareholders of the Company held on September 17th 2009, the Company’s shareholders approved the name change.

The name change will be subject to approval by the Delaware Secretary of State.

Section 9 – Financial Statements and Exhibits

Exhibit 3.1(i)  Form of Amendment to Certificate of Incorporation

Exhibit 10.1  Stock Purchase and Sale Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 17, 2009

Pop Starz Ventures 3, Inc.

By:	/s/ Kenneth Green

Kenneth Green

Chief Executive Officer